Securities Act File No. 333-89733


                         PILGRIM GLOBAL TECHNOLOGY FUND

                       Supplement dated September 1, 2000
                     to the Prospectus dated August 11, 2000


ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Adviser to Pilgrim Global Technology Fund, Inc. (the "Fund"), and Pilgrim Securities, Inc. ("Pilgrim Securities"), Distributor to the Fund. ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the acquisition. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Fund as a result of the acquisition.

Under the provisions of the advisory contract between the Fund and Pilgrim Investments, the contract might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Directors and the shareholders of the Fund approved a new advisory contract between the Fund and Pilgrim Investments, which took effect immediately after the acquisition.

Please  be  advised  of  the  new  address  of  the  Pilgrim  Funds,   effective
immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE